The George
Putnam
Fund of
Boston

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce that David L. King and Jeanne L. Mockard have recently joined the fund's management team. David has been with Putnam since 1983 and has 18 years of investment experience. Jeanne has been with Putnam since 1985 and has 15 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 20, 2000


REPORT FROM FUND MANAGEMENT

David L. King
Jeanne L. Mockard
James M. Prusko and
the Core Fixed
Income Team

During its fiscal year 2000, The George Putnam Fund of Boston faced a challenging investment environment that was largely hostile to undervalued stocks and corporate bonds. For much of the year, investors' avid pursuit of growth stocks was paralleled by their waning interest in the stocks of traditional, old economy companies. A series of Federal Reserve Board interest-rate increases made matters worse by hampering corporate profitability and diminishing the value of outstanding corporate bonds. Although the value investment style returned to favor in the second half of the year and fund performance improved, gains were not sufficient to overcome the lackluster performance between August 1999 and March 2000.

Total return for 12 months ended 7/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
  -5.09%  -10.56%  -5.82%  -10.08%  -5.82%  -6.67%   -5.52%  -8.80%
----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* NEW EQUITY MANAGERS INTRODUCE REVISED PROCESS

During the period, the management team's equity side was significantly strengthened and expanded. We believe the team's combined expertise will enable us to take greater advantage of the market's numerous opportunities and will prove to be a distinct benefit to our shareholders. David and Jeanne possess a wealth of experience in all facets of growth and income investing.

With the change in management we have also taken a fresh look at the fund's process of selecting equities in light of recent changes in the economy and stock market trends. Our stock selections are based on the combined results of a new valuation model incorporating projected cash flows and extensive fundamental research.


[GRAPHIC OMITTED: horizontal bar chart COMPARATIVE PORTFOLIO COMPOSITION]

COMPARATIVE PORTFOLIO COMPOSITION*

                              7/31/99         7/31/00

Common stocks                  60.9%           62.7%

Corporate bonds
and notes                      18.2%           18.5%

U.S. government
and agency
securities                     15.8%            9.5%

Foreign government
bonds and notes                 0.2%            0.3%

Collateralized
mortgage obligations            1.7%            5.2%

Convertible and
preferred securities            0.7%            0.4%

Cash and other                  4.5%            3.5%

Footnote reads:
*Based on percentage of net assets. The balances of the portfolio on 7/31/99 and 7/31/00 were invested in cash and short-term securities. Portfolio allocation will vary over time.


Although we have refined the equity investment process, your fund's investment objective has not changed. It remains a conservative and balanced portfolio, seeking a combination of growth and current income with constant exposure to both the equity and fixed-income markets. With its new process in place, we believe your fund can more easily take advantage of attractive opportunities among large companies in all sectors of the U.S. economy.

* HIGH QUALITY AND TAKEOVERS BOOST RETURNS

The negative influences affecting your fund's holdings had an impact on many other stocks as well, and we turned some of those difficulties to the fund's advantage in late 1999 and early 2000. As investors chased technology stocks and abandoned nearly everything else, many blue-chip stocks became undervalued. High-quality holdings selling at depressed prices became something of a theme, and we opportunistically bought shares of many fine companies, most possessing excellent fundamentals and long histories of steady dividend payments, at significant discounts.

As a result, we believe the quality of the portfolio has been upgraded significantly. Berkshire Hathaway is a case in point. Berkshire is a holding company operating numerous businesses, primarily insurance (GEICO) and reinsurance (General RE) but also diamonds (Helzberg), candies (See's), pilot training (Flight Safety International), and shoes (H.H. Brown and Dexter). It also owns significant positions in many leading companies, including American Express, Coca-Cola, and Gillette. Under Warren Buffett's remarkable leadership, Berkshire Hathaway has had consistently strong earnings growth and has attained legendary status among investors. While this holding, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with your fund's investment strategy.

"If the travails of the six months just past have taught you anything it's that balance should be your watchword as you take your investments into the slower economy ahead."

-- Business Week, June 26, 2000


Emerson Electric is another example of a fine company we were able to purchase at a steep discount. Emerson, once a television manufacturer, has changed its product mix over the years and currently manufactures power supply components for use by computer and telecommunications companies. The power supply carries electricity from a wall receptacle to a computer (or another device). These products are not advanced technology, but they are essential to the functioning of many technological products, and we believe Emerson will profit from increasing demand. This exceptional company can boast 42 years of continuous earnings growth.

Economic and market conditions during the period encouraged merger and acquisition activity. Your fund benefited from the takeover of Union Pacific Resources Group by Anadarko Petroleum. Prior to the takeover, your fund owned shares of the former Union Pacific Resources (UPR), an oil and gas exploration company that produces natural gas and crude oil. The company had valuable assets that were not, in our opinion, being managed effectively. Shares of UPR appreciated on news that the company would be acquired by Anadarko Petroleum, one of the best managed companies in the industry. Like UPR, Anadarko specializes in oil and gas exploration, and we believe its expertise will enable it to handle UPR's assets well. When the acquisition was completed, our shares of UPR converted to shares of Anadarko, which we continue to hold at the time of this report.


UTILITIES SECTOR UNDERGOING POSITIVE CHANGES

In 1999, the utilities sector had its worst performance, relative to the market, in 36 years. However, as of August 2000, utilities make up the best-performing large-cap sector in the S&P for this year. This historically steady, low-growth sector is likely to see an increase in profits coupled with slightly higher volatility as a result of deregulation, which has brought new efficiencies and competitiveness to the marketplace. Large, multifunctional companies are breaking into discrete businesses that handle separate processes such as power generation and distribution. Older companies are selling or borrowing against their physical assets and are using increased cash flow to pay down debt, buy back shares, and make strategic acquisitions. A wave of consolidations is underway, and many utility providers are branching into alternative power such as fuel cell technology or are investing in media or telecommunications. Your fund has taken positions in many gas and electric companies that we believe offer strong growth potential over the long term.


Another profitable takeover story involved Mallinckrodt, a company that manufactures a range of products for the health-care industry, including respiratory care, pain relievers, and imaging agents for radiological, cardiological, and nuclear medicine applications. The fund's shares of Mallinckrodt appreciated on news that Tyco International would acquire the company.

* ELECTRIC UTILITIES CONTRIBUTE TO PERFORMANCE

During the period, your fund emphasized electric utilities because they were cheap and because we expect industry-wide consolidation to continue, bringing with it more efficient cost structures and improved shareholder value. Electric utilities companies, benefiting from deregulation, are generating steady cash flows as they sell off or borrow against their considerable physical assets. Dayton Power and Light (DPL) is one of several electric utilities companies now held in your fund's portfolio. DPL provides electric and natural gas service to residential and commercial clients throughout Ohio. The company recently received an infusion of capital from a prestigious leveraged buyout firm and we believe this investment could contribute to improved financial performance for DPL in the future. Leveraged buyout opportunities are yet another catalyst contributing to improving returns in the industry.

Since the market correction in March, investors have taken a second look at electric utilities' low price-to-earnings ratios and steady, average annual earnings growth of about 10%. For many investors, electric utilities have become an attractive hedge against the volatile Nasdaq market.

* FIXED-INCOME SECURITIES SUFFER UNDER RATE INCREASES, TREASURY
  BUY-BACK PROGRAM

Two important developments affected the fixed-income portion of your fund during the period. The Fed's campaign to combat inflation by raising short-term interest rates put significant pressure on the credit sectors of the market. Furthermore, a huge budget surplus prompted the Treasury Department to begin a campaign of buying back long-term Treasury bonds. The resulting decline in long-term Treasury yields combined with rising short-term interest rates to produce an inverted yield curve.

Meanwhile, as investors pursued a dwindling supply of Treasuries, corporate bonds had their worst year ever relative to Treasuries. In fact, all other bond sectors severely lagged the Treasury sector. Your fund's emphasis on corporates, which typically offer higher yields, detracted from fund performance. We believe, however, that the underperformance of these bonds is related primarily to the unusual circumstance of the Treasury's buy-back program, and that fundamental conditions for corporate bonds are actually more favorable than recent performance indicates.

* SLOWING ECONOMY ENCOURAGES OPTIMISM

As we enter fiscal 2001, we expect the rate of economic growth to slow. Recent data appear to confirm this, and therefore we also anticipate that the Fed will soon complete its cycle of raising interest rates. These signs are strongly positive for value sectors, and we believe a slowing economy will be incrementally more beneficial for value than for growth.


[GRAPHIC OMITTED: TOP 10 EQUITY HOLDINGS]

TOP 10 EQUITY HOLDINGS

ExxonMobil Corp.
Oil and gas

SBC Communications, Inc.
Regional Bells

Johnson & Johnson
Pharmaceuticals

Citigroup, Inc.
Financial

Bank of America Corp.
Banking

Royal Dutch Petroleum Co.
PLC ADR
Netherlands
Oil and gas

Fannie Mae
Financial

Verizon Communications
Regional Bells

Microsoft Corp.
Software

General Electric Co.
Conglomerates

Footnote reads:
These holdings represent 12.6% of the fund's net assets as of 7/31/00. Portfolio holdings will vary over time.


We are acutely aware that maintaining a strict value discipline in a growth-oriented market can be a little like swimming upstream, but it can also serve as an anchor when the direction of the current changes or when there is severe market turbulence. Your fund's broadly diversified portfolio is among the most conservative and traditional of Putnam's value fund offerings. You can expect your fund to be significantly less volatile than the overall market, an attribute we believe cautious investors can fully appreciate in light of recent and unprecedented market instability. A classic value fund such as yours plays an important role in a diversified investment program. As such, your fund is well positioned to reward investors with positive performance and less risk over the long term.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The George Putnam Fund of Boston is designed for investors seeking capital growth and current income.


TOTAL RETURN FOR PERIODS ENDED 7/31/00

                     Class A         Class B         Class C         Class M
(inception dates)   (11/5/37)       (4/27/92)       (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -5.09% -10.56%  -5.82% -10.08%  -5.82%  -6.67%  -5.52%  -8.80%
------------------------------------------------------------------------------
5 years          69.96   60.17   63.73   61.73   63.64   63.64   65.93   60.10
Annual average   11.19    9.88   10.36   10.09   10.35   10.35   10.66    9.87
------------------------------------------------------------------------------
10 years        184.51  168.10  163.93  163.93  163.83  163.83  170.21  160.73
Annual average   11.02   10.36   10.19   10.19   10.19   10.19   10.45   10.06
------------------------------------------------------------------------------
Annual average
(life of fund)    9.70    9.60    8.65    8.65    8.88    8.88    8.92    8.86
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/00

                       Standard &        Lehman Bros.
                       Poor's 500        Govt./Corp.        Consumer
                         Index           Bond Index*       price index
------------------------------------------------------------------------------
1 year                    8.97%              5.69%            3.60%
------------------------------------------------------------------------------
5 years                 177.11              36.35            13.10
Annual average           22.60               6.40             2.49
------------------------------------------------------------------------------
10 years                408.18             112.25            32.44
Annual average           17.65               7.82             2.85
------------------------------------------------------------------------------
Annual average
(life of fund)           12.45                 --*            4.02
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*Inception date of index was 12/31/72, after the fund's inception.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/90

                                               Lehman Bros.
           Fund's class A        S&P 500       Govt./Corp.      Consumer price
Date        shares at POP        Index         Bond Index           index

7/31/90         9,425            10,000          10,000            10,000
7/31/91        10,486            11,276          11,023            10,445
7/31/92        11,920            12,718          12,747            10,775
7/31/93        12,950            13,829          14,153            11,074
7/31/94        13,398            14,542          14,135            11,380
7/31/95        15,774            18,339          15,566            11,710
7/31/96        18,101            21,377          16,392            12,055
7/31/97        23,806            32,523          18,161            12,316
7/31/98        26,076            38,795          19,626            12,523
7/31/99        28,248            46,633          20,082            12,784
7/31/00       $26,810           $50,818         $21,225           $13,244

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $26,393 and $26,383, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $27,021 ($26,073 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/00

                                 Class A    Class B    Class C    Class M
------------------------------------------------------------------------------
Distributions (number)              4          4          4          4
------------------------------------------------------------------------------
Income                           $0.5865    $0.4565    $0.5195    $0.5005
------------------------------------------------------------------------------
Capital gains
  Long-term                       1.0600     1.0600     1.0600     1.0600
------------------------------------------------------------------------------
  Short-term                      0.1795     0.1795     0.1795     0.1795
------------------------------------------------------------------------------
  Total                          $1.8260    $1.6960    $1.7590    $1.7400
------------------------------------------------------------------------------
Share value:                   NAV     POP     NAV       NAV    NAV     POP
------------------------------------------------------------------------------
7/31/99                      $18.49  $19.62  $18.33    $18.49  $18.33  $18.99
------------------------------------------------------------------------------
7/31/00                       15.77   16.73   15.62     15.71   15.63   16.20
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 1        3.80%   3.59%   3.07%     3.18%   3.33%   3.21%
------------------------------------------------------------------------------
Current 30-day SEC yeild 2     3.52    3.32    2.76      2.77    3.02    2.84
------------------------------------------------------------------------------

1 Most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.




TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                    Class A           Class B          Class C           Class M
(inception dates)  (11/5/37)         (4/27/92)        (7/26/99)         (12/1/94)
                  NAV     POP       NAV    CDSC      NAV    CDSC      NAV      POP
-------------------------------------------------------------------------------------
1 year           -6.98%  -12.35%   -7.71%  -11.88%  -7.69%  -8.52%   -7.46%   -10.70%
-------------------------------------------------------------------------------------
5 years          73.64    63.69    67.27    65.27   67.20   67.20    69.29     63.37
Annual average   11.67    10.36    10.84    10.57   10.83   10.83    11.10     10.32
-------------------------------------------------------------------------------------
10 years        188.57   171.97   167.84   167.84  167.61  167.61   173.97    164.45
Annual average   11.18    10.52    10.35    10.35   10.34   10.34    10.60     10.21
-------------------------------------------------------------------------------------
Annual average
(life of fund)    9.73     9.62     8.67     8.67    8.90    8.90     8.94      8.88
-------------------------------------------------------------------------------------


Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an index of common stocks frequently used as a general measure of stock market performance.

The Lehman Brothers Government/Corporate Bond Index* is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered nonconvertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended July 31, 2000

To the Trustees and Shareholders of
The George Putnam Fund of Boston

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The George Putnam Fund of Boston (the "fund") at July 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 7, 2000




THE FUND'S PORTFOLIO
July 31, 2000

COMMON STOCKS (62.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------------------------------------------
            661,270 Boeing Co.                                                                     $     32,402,230
             63,250 United Technologies Corp.                                                             3,692,219
                                                                                                   ----------------
                                                                                                         36,094,449

Airlines (0.2%)
-------------------------------------------------------------------------------------------------------------------
            157,020 Delta Air Lines, Inc.                                                                 8,430,011

Automotive (0.3%)
-------------------------------------------------------------------------------------------------------------------
            309,470 Ford Motor Co.                                                                       14,409,697
             40,580 Visteon Corp.                                                                           568,121
                                                                                                   ----------------
                                                                                                         14,977,818

Banking (7.8%)
-------------------------------------------------------------------------------------------------------------------
          1,188,460 Bank of America Corp.                                                                56,303,293
            598,370 Bank One Corp.                                                                       19,035,646
            517,230 BB&T Corp.                                                                           12,898,423
          1,385,552 Charter One Financial, Inc.                                                          29,875,965
            514,890 Chase Manhattan Corp.                                                                25,583,597
            746,670 Comerica, Inc.                                                                       38,080,170
            241,030 First Union Corp.                                                                     6,221,587
          1,020,410 Firstar Corp.                                                                        20,153,098
          1,114,900 FleetBoston Financial Corp.                                                          39,927,356
             17,970 M & T Bank Corp.                                                                      8,489,702
            113,840 Morgan (J.P.) & Co., Inc.                                                            15,197,640
            539,510 National City Corp.                                                                   9,576,303
            715,540 PNC Bank Corp.                                                                       36,403,098
            406,230 Synovus Financial Corp.                                                               7,312,140
            514,410 U.S. Bancorp                                                                          9,870,242
            271,940 Washington Mutual, Inc.                                                               8,736,073
          1,055,980 Wells Fargo Co.                                                                      43,625,174
            161,150 Zions Bancorp                                                                         7,050,313
                                                                                                   ----------------
                                                                                                        394,339,820

Beverage (2.5%)
-------------------------------------------------------------------------------------------------------------------
            222,320 Anheuser-Busch Cos., Inc.                                                            17,896,760
             88,550 Brown-Forman Corp. Class B                                                            4,427,500
            654,780 Coca-Cola Co.                                                                        40,146,199
            447,400 Coca-Cola Enterprises, Inc.                                                           8,584,488
            653,580 Fortune Brands, Inc.                                                                 14,705,550
            444,880 Pepsi Bottling Group, Inc. (The)                                                     13,596,645
            575,320 PepsiCo, Inc.                                                                        26,356,848
                                                                                                   ----------------
                                                                                                        125,713,990

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
            240,480 Adelphia Communications Corp., Class A (NON)                                          8,476,920

Chemicals (1.5%)
-------------------------------------------------------------------------------------------------------------------
            130,260 Avery Dennison Corp.                                                                  7,066,605
            480,460 Dow Chemical Co.                                                                     13,813,225
            569,350 du Pont (E.I.) de Nemours & Co., Ltd.                                                25,798,672
            438,300 Engelhard Corp.                                                                       7,916,794
            115,210 Minnesota Mining & Manufacturing Co.                                                 10,376,101
            222,210 PPG Industries, Inc.                                                                  9,041,169
                                                                                                   ----------------
                                                                                                         74,012,566

Combined Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            258,500 Constellation Energy Group                                                            8,611,281

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,263,170 Service Corp. International                                                           3,236,873

Communications Equipment (0.7%)
-------------------------------------------------------------------------------------------------------------------
             31,170 Corning, Inc.                                                                         7,291,832
            348,280 Nortel Networks Corp. (Canada)                                                       25,903,325
                                                                                                   ----------------
                                                                                                         33,195,157

Computers (3.1%)
-------------------------------------------------------------------------------------------------------------------
            134,850 Apple Computer, Inc. (NON)                                                            6,852,066
            357,230 Dell Computer Corp. (NON)                                                            15,695,793
            196,060 Gateway, Inc. (NON)                                                                  10,820,061
            430,550 Hewlett-Packard Co.                                                                  47,010,678
            407,000 IBM Corp.                                                                            45,762,063
            272,400 Lexmark International Group, Inc. Class A (NON)                                      12,275,025
             97,410 NCR Corp. (NON)                                                                       3,451,967
          1,014,650 Parametric Technology Corp. (NON)                                                    10,146,500
             87,380 Seagate Technology, Inc. (NON)                                                        4,429,074
                                                                                                   ----------------
                                                                                                        156,443,227

Conglomerates (2.4%)
-------------------------------------------------------------------------------------------------------------------
              9,510 Berkshire Hathaway, Inc. (NON)                                                       17,355,750
            244,100 Cooper Industries, Inc.                                                               7,826,456
            940,790 General Electric Co.                                                                 48,391,886
            376,280 Honeywell International, Inc.                                                        12,652,415
            635,580 Tyco International, Ltd.                                                             34,003,530
                                                                                                   ----------------
                                                                                                        120,230,037

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
            399,550 Household International, Inc.                                                        17,804,947

Consumer Goods (0.6%)
-------------------------------------------------------------------------------------------------------------------
            537,490 Kimberly-Clark Corp.                                                                 30,872,082

Distribution (0.3%)
-------------------------------------------------------------------------------------------------------------------
            332,720 SYSCO Corp.                                                                          13,100,850

Electric Utilities (3.8%)
-------------------------------------------------------------------------------------------------------------------
            820,050 Cinergy Corp.                                                                        21,321,300
            624,050 CP&L Energy, Inc.                                                                    20,866,672
            529,880 Dominion Resources, Inc.                                                             24,076,423
            667,792 DPL, Inc.                                                                            16,110,482
            301,050 Duke Energy Corp.                                                                    18,571,022
            527,510 Edison International                                                                 10,385,353
          1,074,730 Entergy Corp.                                                                        29,152,051
            270,500 NiSource, Inc.                                                                        5,257,844
            327,200 PG&E Corp.                                                                            8,466,300
            631,560 Reliant Energy, Inc.                                                                 21,157,260
            604,630 TXU Corp.                                                                            18,894,688
                                                                                                   ----------------
                                                                                                        194,259,395

Electrical Equipment (0.9%)
-------------------------------------------------------------------------------------------------------------------
            622,580 Emerson Electric Co.                                                                 38,016,291
            243,500 Rockwell International Corp.                                                          8,537,719
                                                                                                   ----------------
                                                                                                         46,554,010

Electronics (0.5%)
-------------------------------------------------------------------------------------------------------------------
             93,020 Agilent Technologies, Inc. (NON)                                                      3,790,565
            519,290 Motorola, Inc.                                                                       17,169,026
            145,980 W W Grainger                                                                          4,634,865
                                                                                                   ----------------
                                                                                                         25,594,456

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------
            107,230 Halliburton Co.                                                                       4,945,984
            177,550 Schlumberger, Ltd.                                                                   13,127,603
            196,840 Transocean Sedco Forex, Inc.                                                          9,743,580
                                                                                                   ----------------
                                                                                                         27,817,167

Financial (2.8%)
-------------------------------------------------------------------------------------------------------------------
            341,890 American Express Co.                                                                 19,380,889
            192,310 Associates First Capital Corp.                                                        5,036,118
            919,640 Citigroup, Inc.                                                                      64,892,098
          1,035,360 Fannie Mae                                                                           51,638,580
                                                                                                   ----------------
                                                                                                        140,947,685

Food (1.0%)
-------------------------------------------------------------------------------------------------------------------
            465,200 Archer Daniels Midland Co.                                                            4,361,250
            367,950 Heinz (H.J.) Co.                                                                     14,695,003
            140,970 Quaker Oats Co. (The)                                                                 9,480,233
            594,800 Ralston-Ralston Purina Group                                                         12,007,525
            656,460 Sara Lee Corp.                                                                       12,103,481
                                                                                                   ----------------
                                                                                                         52,647,492

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
              1,733 Fitzgeralds Gaming Corp.                                                                     17

Health Care Services (2.1%)
-------------------------------------------------------------------------------------------------------------------
            563,160 Baxter International, Inc.                                                           43,785,690
            343,490 CIGNA Corp.                                                                          34,306,064
            279,520 HCA-The Healthcare Corp.                                                              9,503,680
             28,660 HEALTHSOUTH Corp. (NON)                                                                 170,169
            391,090 Mallinckrodt, Inc.                                                                   17,892,368
                                                                                                   ----------------
                                                                                                        105,657,971

Insurance (2.5%)
-------------------------------------------------------------------------------------------------------------------
            257,560 Allstate Corp.                                                                        7,098,998
            449,010 American General Corp.                                                               29,943,354
            409,380 American International Group, Inc.                                                   35,897,509
            379,110 Hartford Financial Services Group                                                    24,357,818
            100,300 Jefferson-Pilot Corp.                                                                 6,118,300
            567,080 Lincoln National Corp.                                                               24,738,865
                                                                                                   ----------------
                                                                                                        128,154,844

Investment Banking/Brokerage (1.0%)
-------------------------------------------------------------------------------------------------------------------
            273,850 Bear Stearns Cos., Inc. (The)                                                        14,753,669
            109,970 Merrill Lynch & Co., Inc.                                                            14,213,623
            307,010 Paine Webber Group, Inc.                                                             21,260,443
                                                                                                   ----------------
                                                                                                         50,227,735

Lodging/Tourism (0.4%)
-------------------------------------------------------------------------------------------------------------------
            249,810 Marriott International, Inc. Class A                                                  9,992,400
            353,740 Starwood Hotels & Resorts Worldwide, Inc.                                            12,071,378
                                                                                                   ----------------
                                                                                                         22,063,778

Machinery (0.3%)
-------------------------------------------------------------------------------------------------------------------
            474,000 Caterpillar, Inc.                                                                    16,145,625

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            225,490 Illinois Tool Works, Inc.                                                            12,909,303

Media (0.3%)
-------------------------------------------------------------------------------------------------------------------
            417,160 Disney (Walt) Productions, Inc.                                                      16,138,878

Medical Technology (0.3%)
-------------------------------------------------------------------------------------------------------------------
            110,200 Bausch & Lomb, Inc.                                                                   6,853,063
            193,300 St. Jude Medical, Inc. (NON)                                                          7,973,625
                                                                                                   ----------------
                                                                                                         14,826,688

Metals (0.3%)
-------------------------------------------------------------------------------------------------------------------
            463,650 Alcoa, Inc.                                                                          14,025,413

Natural Gas Utilities (0.8%)
-------------------------------------------------------------------------------------------------------------------
            211,300 El Paso Energy Corp.                                                                 10,221,638
            593,480 Sempra Energy                                                                        11,127,750
            495,680 Williams Cos., Inc.                                                                  20,694,640
                                                                                                   ----------------
                                                                                                         42,044,028

Oil & Gas (5.1%)
-------------------------------------------------------------------------------------------------------------------
            253,140 Anadarko Petroleum Corp.                                                             12,103,256
            403,480 BP Amoco PLC ADR (United Kingdom)                                                    21,107,048
            218,920 Chevron, Inc.                                                                        17,294,680
            591,260 Conoco, Inc.                                                                         13,229,443
            736,470 Conoco, Inc. Class B                                                                 16,984,839
          1,272,770 ExxonMobil Corp.                                                                    101,821,600
            890,540 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                      51,873,955
            537,930 Tosco Corp.                                                                          14,255,145
            154,920 TotalFinaElf S.A. ADR (France)                                                       11,396,303
                                                                                                   ----------------
                                                                                                        260,066,269

Paper & Forest Products (1.0%)
-------------------------------------------------------------------------------------------------------------------
            365,700 Boise Cascade Corp.                                                                  10,102,463
            637,120 Owens-Illinois, Inc. (NON)                                                            8,481,660
            242,970 Smurfit-Stone Container Corp. (NON)                                                   3,021,939
            117,680 Temple Inland, Inc.                                                                   5,111,725
            470,800 Weyerhaeuser Co.                                                                     21,509,675
                                                                                                   ----------------
                                                                                                         48,227,462

Pharmaceuticals (5.2%)
-------------------------------------------------------------------------------------------------------------------
            836,730 Abbott Laboratories                                                                  34,828,886
            308,420 American Home Products Corp.                                                         16,365,536
            935,080 Bristol-Myers Squibb Co.                                                             46,403,345
            796,750 Johnson & Johnson                                                                    74,147,547
            211,930 Merck & Co., Inc.                                                                    15,192,732
            491,990 Pfizer, Inc.                                                                         21,217,069
            857,920 Pharmacia Corp.                                                                      46,971,120
            243,230 Schering-Plough Corp.                                                                10,504,496
                                                                                                   ----------------
                                                                                                        265,630,731

Photography/Imaging (0.4%)
-------------------------------------------------------------------------------------------------------------------
            274,350 Eastman Kodak Co.                                                                    15,054,956
            422,330 Xerox Corp.                                                                           6,282,159
                                                                                                   ----------------
                                                                                                         21,337,115

Publishing (0.6%)
-------------------------------------------------------------------------------------------------------------------
             73,390 Gannett Co., Inc.                                                                     3,953,886
            205,650 McGraw-Hill, Inc.                                                                    12,223,322
            511,510 Tribune Co.                                                                          16,624,075
                                                                                                   ----------------
                                                                                                         32,801,283

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
            348,990 Burlington Northern Santa Fe Corp.                                                    8,528,443
            407,890 Union Pacific Corp.                                                                  17,615,749
                                                                                                   ----------------
                                                                                                         26,144,192

Real Estate (0.8%)
-------------------------------------------------------------------------------------------------------------------
            480,820 Equity Office Properties Trust (R)                                                   14,665,010
            495,150 Equity Residential Properties Trust (R)                                              24,695,606
                                                                                                   ----------------
                                                                                                         39,360,616

Regional Bells (3.3%)
-------------------------------------------------------------------------------------------------------------------
            629,270 BellSouth Corp.                                                                      25,052,812
          2,171,440 SBC Communications, Inc.                                                             92,421,924
          1,053,470 Verizon Communications                                                               49,513,090
                                                                                                   ----------------
                                                                                                        166,987,826

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
                100 AmeriKing, Inc. (NON)                                                                     1,000

Retail (1.7%)
-------------------------------------------------------------------------------------------------------------------
            347,050 Albertsons, Inc.                                                                     10,476,572
            637,310 CVS Corp.                                                                            25,133,913
            556,560 Federated Department Stores, Inc. (NON)                                              13,392,225
            590,160 Kmart Corp. (NON)                                                                     4,131,120
            276,500 Lowe's Cos., Inc.                                                                    11,664,844
                 44 Mothers Work, Inc. (NON)                                                                    440
            448,750 Sears, Roebuck & Co.                                                                 13,406,406
            548,220 Staples, Inc. (NON)                                                                   7,572,289
                                                                                                   ----------------
                                                                                                         85,777,809

Software (1.4%)
-------------------------------------------------------------------------------------------------------------------
            403,650 BMC Software, Inc. (NON)                                                              7,618,894
            620,680 Computer Associates International, Inc.                                              15,400,623
            697,500 Microsoft Corp. (NON)                                                                48,694,219
                                                                                                   ----------------
                                                                                                         71,713,736

Technology Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            316,050 Automatic Data Processing, Inc.                                                      15,664,228
            638,440 Electronic Data Systems Corp.                                                        27,452,920
                                                                                                   ----------------
                                                                                                         43,117,148

Telecommunications (1.9%)
-------------------------------------------------------------------------------------------------------------------
            558,330 ALLTEL Corp.                                                                         34,407,086
            831,100 AT & T Corp.                                                                         25,712,156
            287,690 AT&T Wireless Group (NON)                                                             7,911,475
            765,740 Sprint Corp. (Fon Group)                                                             27,279,488
                                                                                                   ----------------
                                                                                                         95,310,205

Textiles (0.2%)
-------------------------------------------------------------------------------------------------------------------
            854,507 Shaw Industries, Inc.                                                                10,948,371

Tobacco (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,439,750 Philip Morris Cos., Inc.                                                             36,353,688

Toys (0.1%)
-------------------------------------------------------------------------------------------------------------------
            554,490 Hasbro, Inc.                                                                          6,307,324

Waste Management (0.3%)
-------------------------------------------------------------------------------------------------------------------
            260,500 Republic Services, Inc. (NON)                                                         4,363,375
            603,430 Waste Management, Inc.                                                               11,276,581
                                                                                                   ----------------
                                                                                                         15,639,956
                                                                                                   ----------------
                    Total Common Stocks (cost $3,173,025,833)                                      $  3,181,279,244

CORPORATE BONDS AND NOTES (18.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE

Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------------------------------------------
     $      355,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                  $        349,675

Aerospace and Defense (1.1%)
-------------------------------------------------------------------------------------------------------------------
         12,080,000 Boeing Co. deb. 6 5/8s, 2038                                                         10,603,703
          9,640,000 Litton Industries Inc. sr. notes 8s, 2009                                             9,705,359
         15,720,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                             16,210,464
          9,915,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                            9,055,469
          4,225,000 Raytheon Co. notes 6.45s, 2002                                                        4,146,838
          6,640,000 Raytheon Co. deb. 6.4s, 2018                                                          5,642,539
          2,250,000 Sequa Corp. sr. notes 9s, 2009                                                        2,193,750
                                                                                                   ----------------
                                                                                                         57,558,122

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
            284,643 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                             259,025

Airlines (1.1%)
-------------------------------------------------------------------------------------------------------------------
            624,979 Airbus Industries 144A equipment trust 8.027s, 2020                                     617,444
          8,733,261 Atlas Air, Inc. pass-through certificates Ser. 991A, 7.2s, 2019                       8,017,133
            220,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                           202,950
          1,935,261 Continental Airlines, Inc. pass-through certificates
                    Ser. 97CI, 7.42s, 2007                                                                1,890,170
          2,734,415 Continental Airlines, Inc. pass-through certificates
                    Ser. 974C, 6.8s, 2009                                                                 2,604,175
          6,249,986 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                               5,904,612
         11,885,000 Continental Airlines, Inc. pass-through certificates
                    Ser. 98-2, 6.32s, 2008                                                               10,766,384
          9,840,000 Delta Air Lines, Inc. notes 8.3s, 2029                                                8,821,757
          6,318,814 Northwest Airlines Corp. pass-through certificates
                    Ser. 1999-1A, 6.81s, 2020                                                             5,663,743
          1,690,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                  1,563,149
          1,310,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                 1,251,312
            720,000 Northwest Airlines, Inc. company guaranty 7 7/8s, 2008                                  648,914
          6,975,000 United Air Lines Corp. deb. 9 3/4s, 2021                                              6,874,142
            575,000 US Air, Inc. pass-through certificates Ser. 93-A2, 9 5/8s, 2003                         543,335
                                                                                                   ----------------
                                                                                                         55,369,220

Automotive (0.6%)
-------------------------------------------------------------------------------------------------------------------
          6,760,000 Chrysler Corp. deb. Ser. B, 7.45s, 2097                                               6,221,363
          5,400,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                4,131,000
          1,940,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                1,571,400
          4,310,000 Ford Motor Co. deb. 7.4s, 2046                                                        3,938,909
         10,375,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     8,810,035
            180,000 Hayes Lemmerz International, Inc. company guaranty
                    Ser. B, 8 1/4s, 2008                                                                    152,550
          1,430,000 Lear Corp. sub. notes 9 1/2s, 2006                                                    1,433,575
          1,260,000 Navistar International Corp. sr. notes Ser. B, 7s, 2003                               1,215,900
          3,070,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                  3,065,487
                                                                                                   ----------------
                                                                                                         30,540,219

Banking (2.6%)
-------------------------------------------------------------------------------------------------------------------
          7,345,000 Abbey National Capital Trust I company guaranty 8.963s, 2049                          7,338,977
         11,800,000 Bank One Corp. sr. notes 7 5/8s, 2005                                                11,792,920
          4,250,000 BankAmerica Corp. sr. notes 5 7/8s, 2009                                              3,782,883
          1,808,000 Bank United Corp. sub. notes 8 7/8s, 2007                                             1,685,436
         10,470,000 Bank United Corp. notes Ser. A, 8s, 2009                                              9,256,736
          8,515,000 Bayer Hypo-Vereinsbank 144A bonds 8.741s, 2031 (Denmark)                              7,978,810
         11,255,000 Citicorp sub. notes 6 3/8s, 2008                                                     10,454,995
          6,105,000 Colonial Bank sub. notes 8s, 2009                                                     5,429,665
          4,050,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                3,739,122
          6,045,000 First Citizens Bank Capital Trust I company guaranty 8.05s, 2028                      4,985,372
          2,605,000 First Financial Caribbean Corp. sr. notes 7.84s, 2006                                 2,468,394
         11,366,000 First Union Capital II company guaranty Ser. A, 7.95s, 2029                          10,336,013
          2,035,000 Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                    1,980,055
          7,500,000 FleetBoston Financial Corp. sub. notes 7 3/8s, 2009                                   7,260,525
          6,685,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                6,074,793
          2,130,000 Imperial Bank sub. notes 8 1/2s, 2009                                                 1,908,787
          1,455,000 Merita Bank, Ltd. sub. notes 6 1/2s, 2006 (Finland)                                   1,384,447
          5,420,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                     5,156,642
          3,240,000 Norwest Corp. med. term sr. notes Ser. J, 6 3/4s, 2027                                2,818,087
         11,290,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                        10,341,301
          3,810,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       3,810,000
          4,615,000 St. Paul Bancorp sr. notes 7 1/8s, 2004                                               4,438,384
          2,195,000 State Street Institution 144A company guaranty 7.94s, 2026                            2,009,281
          2,910,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        2,487,090
          1,035,000 Wilmington Trust Corp. sub. notes 6 5/8s, 2008                                          932,318
                                                                                                   ----------------
                                                                                                        129,851,033

Beverage (0.1%)
-------------------------------------------------------------------------------------------------------------------
          7,300,000 Pepsi Bottling Group, Inc. (The) sr. notes Ser. B, 7s, 2029                           6,634,678

Broadcasting (0.3%)
-------------------------------------------------------------------------------------------------------------------
            920,000 Allbritton Communications Co. sr. sub. notes
                    Ser. B, 8 7/8s, 2008                                                                    848,700
             33,700 AMFM Operating, Inc. deb. 12 5/8s, 2006                                                  38,755
             75,800 Capstar Broadcasting sub. deb. 12s, 2009 (PIK)                                           87,170
          1,690,000 Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                      1,732,250
         14,935,000 News America Holdings, Inc. deb. 7 3/4s, 2045                                        13,230,618
            335,000 News America Holdings, Inc. deb. 7.7s, 2025                                             307,483
                                                                                                   ----------------
                                                                                                         16,244,976

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,010,000 Adelphia Communications Corp. sr. notes 7 7/8s, 2009                                    838,300
            605,000 Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                            520,300
          4,250,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         4,335,000
          1,420,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                1,109,375
          1,155,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                              1,183,875
          1,200,000 NTL, Inc. sr. notes, stepped-coupon Ser. B, zero %
                    (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                           768,000
             40,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                       44,000
            600,000 TeleWest Communications PLC sr. disc. notes zero %,
                    (9 1/4s, 4/15/04), 2009 (United Kingdom) (STP)                                          341,250
                                                                                                   ----------------
                                                                                                          9,140,100

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            595,000 Equistar Chemicals LP notes 9 1/8s, 2002                                                596,190
          3,000,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                            3,000,000
          1,600,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 1,600,000
                                                                                                   ----------------
                                                                                                          5,196,190

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
            760,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                  114,000

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            548,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                          531,560
            711,000 Unicco Service Co. company guaranty Ser. B, 9 7/8s, 2007                                675,450
                                                                                                   ----------------
                                                                                                          1,207,010

Computers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          6,755,000 IBM Corp. deb. 7 1/8s, 2096                                                           6,454,065

Conglomerates (0.2%)
-------------------------------------------------------------------------------------------------------------------
         12,095,000 Tyco International, Ltd. company guaranty 6 1/4s, 2003                               11,620,392

Consumer Finance (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,705,000 Capital One Financial Corp. notes 7 1/4s, 2006                                        1,575,909
            795,000 Capital One Financial Corp. notes 7 1/4s, 2003                                          762,055
            870,000 Contifinancial Corp. sr. notes 8 1/8s, 2008 (In default) (NON)                          110,925
          1,060,000 Contifinancial Corp. sr. notes 7 1/2s, 2002 (In default) (NON)                          116,600
          5,655,000 Finova Capital Corp. notes 7.4s, 2007                                                 4,693,650
          6,250,000 Finova Capital Corp. notes 6 1/4s, 2002                                               5,625,000
         10,000,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            9,663,600
          1,160,000 Ford Motor Credit Corp. notes 6.55s, 2002                                             1,141,660
          7,845,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                          6,864,375
          2,920,000 Household Finance Corp. notes 6 1/2s, 2008                                            2,665,055
          8,575,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                       7,479,973
          4,680,000 Providian National Bank sr. notes 6 3/4s, 2002                                        4,582,235
                                                                                                   ----------------
                                                                                                         45,281,037

Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            649,000 Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                         666,848

Electric Utilities (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,840,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     3,616,051
          6,405,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    6,529,275
          2,200,000 CMS Energy Corp. sr. notes 8 1/8s, 2002                                               2,175,448
          3,145,000 CMS Energy Corp. pass-through certificates 7s, 2005                                   2,903,055
            100,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                          93,000
          3,330,000 Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                             3,262,368
            720,472 Northeast Utilities System notes Ser. A, 8.58s, 2006                                    725,299
          1,921,590 Northeast Utilities System notes Ser. B, 8.38s, 2005                                  1,918,400
          4,461,000 Public Service Co. of New Mexico deb. 10 1/4s, 2012                                   4,854,059
          6,455,000 Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                6,061,116
         11,435,000 TXU Electrical Capital company guaranty 8.175s, 2037                                 11,712,070
                                                                                                   ----------------
                                                                                                         43,850,141

Energy (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                              995,000
          3,260,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            3,349,650
          1,105,000 Petro Geo-Services ADR notes 7 1/2s, 2007 (Norway)                                    1,060,181
          9,595,000 Petro Geo-Services sr. notes 7 1/8s, 2028 (Norway)                                    8,108,735
          2,000,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 2,000,000
            380,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                          411,350
          1,030,000 RBF Finance Co. company guaranty 11s, 2006                                            1,112,400
                                                                                                   ----------------
                                                                                                         17,037,316

Entertainment (0.1%)
-------------------------------------------------------------------------------------------------------------------
            510,000 SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                   522,750
            530,000 SFX Entertainment, Inc. 144A company guaranty
                    Ser. B, 9 1/8s, 2008                                                                    540,600
          1,000,000 United Artists Theatre sr. sub. notes 9 3/4s, 2008 (In default) (NON)                    20,000
          5,375,000 Walt Disney Co. med. term notes 5.62s, 2008                                           4,779,880
                                                                                                   ----------------
                                                                                                          5,863,230

Financial (2.9%)
-------------------------------------------------------------------------------------------------------------------
          2,270,000 Advanta Corp. notes Ser. C, 7.47s, 2001                                               2,079,070
            280,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                          263,228
          1,890,000 Advanta Corp. notes Ser. C, 6.94s, 2001                                               1,796,162
            200,000 Advanta Corp. med. term notes Ser. D, 6.92s, 2002                                       176,368
            805,000 Advanta Corp. notes Ser. D, 6.925s, 2002                                                709,938
          7,810,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                    7,138,340
          1,500,000 AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                               1,638,390
         12,745,000 American General Institute 144A company guaranty
                    8 1/8s, 2046                                                                         12,240,935
          3,500,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                  3,524,815
          3,165,000 Associates First Capital Corp. deb. 6.95s, 2018                                       2,912,085
          3,770,000 Associates First Capital Corp. sr. notes 6 1/4s, 2008                                 3,408,947
          1,900,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  1,387,000
         10,235,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                4,810,450
          4,970,000 Conseco, Inc. med-term notes 6 1/2s, 2002                                             3,528,700
          8,550,000 Executive Risk Capital Trust company guaranty
                    Ser. B, 8.675s, 2027                                                                  8,341,466
            970,000 Fremont General Corp. sr. notes Ser. B, 7.7s, 2004                                      494,700
          9,620,000 Goldman Sachs Group, Inc. (The) notes Ser. B, 7.35s, 2009                             9,295,036
          2,625,000 Hartford Life, Inc. deb. 7.65s, 2027                                                  2,532,128
         12,510,000 Heller Financial, Inc. notes 7 3/8s, 2009                                            11,914,524
          6,905,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      5,100,793
          4,625,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                           3,458,945
          4,205,000 Money Store, Inc. notes 8.05s, 2002                                                   4,232,038
          6,235,000 Newcourt Credit Group Inc. company guaranty
                    Ser. A, 7 1/8s, 2003                                                                  6,163,859
          4,185,000 Presidential Life Corp. sr. notes 7 7/8s, 2009                                        3,599,100
          9,580,000 Principal Financial Group 144A notes 7.95s, 2004 (Australia)                          9,580,096
         15,700,000 Provident Companies, Inc. bonds 7.405s, 2038                                         11,821,315
          2,735,000 Safeco Capital Trust I company guaranty 8.072s, 2037                                  2,332,162
         12,445,000 Sun Life Canada Capital Trust 144A company guaranty
                    8.526s, 2049                                                                         11,102,682
          7,545,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           5,540,897
          5,345,000 Trenwick Capital Trust I company guaranty 8.82s, 2037                                 4,150,499
                                                                                                   ----------------
                                                                                                        145,274,668

Gaming & Lottery (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,145,000 International Game Technology 144A sr. notes 8 3/8s, 2009                             2,064,563
          1,160,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,119,400
            120,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                                115,500
            910,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                     871,325
          3,740,000 Park Place Entertainment, Inc. sr. sub. notes 9 3/8s, 2007                            3,758,700
            840,000 Park Place Entertainment, Inc. sr. notes 8 1/2s, 2006                                   840,143
                                                                                                   ----------------
                                                                                                          8,769,631

Health Care (0.3%)
-------------------------------------------------------------------------------------------------------------------
            930,000 Columbia/HCA Healthcare Corp. med. term notes 9s, 2014                                  897,450
             75,000 Columbia/HCA Healthcare Corp. med. term notes 8.85s, 2007                                74,250
          1,220,000 Columbia/HCA Healthcare Corp. med. term notes 8.7s, 2010                              1,192,550
             60,000 Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                         54,300
            300,000 Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                               213,000
            480,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                            360,000
          2,320,000 Omega Healthcare Investors, Inc. notes 6.95s, 2007 (R)                                1,635,600
          5,100,000 Omega Healthcare Investors, Inc. notes 6.95s, 2002 (R)                                4,437,000
          4,700,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                    4,606,000
            140,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                   131,950
          1,825,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                             1,777,094
                                                                                                   ----------------
                                                                                                         15,379,194

Homebuilding (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,710,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           2,439,000
          1,090,000 Lennar Corp. 144A sr. notes 9.95s, 2010                                               1,100,900
            500,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                     446,250
                                                                                                   ----------------
                                                                                                          3,986,150

Industrial (0.2%)
-------------------------------------------------------------------------------------------------------------------
         12,520,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                         11,820,382

Investment Banking/Brokerage (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,615,000 Countrywide Home Loan Corp. company guaranty
                    6.935s, 2007                                                                          6,238,077
          5,100,000 Merrill Lynch & Co., Inc. med. term notes 6.13s, 2003                                 4,963,065
                                                                                                   ----------------
                                                                                                         11,201,142

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------------------------------------------
          8,080,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            7,332,600

Manufacturing (--%)
-------------------------------------------------------------------------------------------------------------------
            620,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                    198,400
            380,000 Day International Group, Inc. company guaranty 9 1/2s, 2008                             319,200
            490,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                     472,850
                                                                                                   ----------------
                                                                                                            990,450

Media (0.6%)
-------------------------------------------------------------------------------------------------------------------
         12,795,000 TCI Communications, Inc. deb. 8 3/4s, 2015                                           13,601,341
         16,185,000 Time Warner Entertainment, Inc. sr. notes 8 3/8s, 2033                               16,655,174
                                                                                                   ----------------
                                                                                                         30,256,515

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
            530,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/2s, 2007 (In default) (NON)                                                   9,938
            280,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/4s, 2008 (In default) (NON)                                                   5,250
          1,280,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    Ser. B, 9 1/2s, 2007 (In default) (NON)                                                   6,400
            260,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02), 2007
                    (In default) (NON) (STP)                                                                  1,300
          1,388,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                          72,870
                                                                                                   ----------------
                                                                                                             95,758

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                 1,287,000
          5,215,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          4,810,838
            128,550 Anker Coal Group, Inc. company guaranty
                    Ser. B, 14 1/4s, 2007                                                                    57,848
          1,895,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                   1,672,338
                                                                                                   ----------------
                                                                                                          7,828,024

Oil & Gas (1.3%)
-------------------------------------------------------------------------------------------------------------------
          9,530,000 Amerada Hess Corp. bonds 7 7/8s, 2029                                                 9,352,456
          3,507,970 Express Pipeline, Ltd. 144A sub. notes
                    Ser. B, 7.39s, 2019 (Canada)                                                          3,054,740
         10,345,000 KN Capital Trust III company guaranty 7.63s, 2028                                     9,220,499
         11,195,000 Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                         10,098,674
          5,790,000 Maritime & NE Pipeline 144A sec. notes 7.7s, 2019 (Canada)                            5,528,755
            650,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                646,750
            630,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                614,250
          5,550,000 Osprey Trust 144A sec. notes 8.31s, 2003                                              5,570,480
            490,000 Parker and Parsley Inc. sr. notes 8 1/4s, 2007                                          458,121
          6,155,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                             6,544,119
            410,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                             426,400
          3,510,000 Port Arthur Finance Corp. company guaranty 12 1/2s, 2009                              3,510,000
            415,000 Seagull Energy sr. sub notes 8 5/8s, 2005                                               400,475
          6,175,000 Sonat, Inc. notes 7 5/8s, 2011                                                        6,055,205
          2,425,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                  2,331,031
            841,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)                                849,410
                                                                                                   ----------------
                                                                                                         64,661,365

Paper & Forest Products (0.5%)
-------------------------------------------------------------------------------------------------------------------
         12,025,000 Abitibi-Consolidated Inc. deb. 8 1/2s, 2029                                          11,444,313
             60,000 Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                    57,432
          6,450,000 Georgia Pacific Corp. bonds 7 3/4s, 2029                                              5,905,943
          3,150,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                        3,087,000
            990,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                               879,219
            430,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      435,375
          1,000,000 Riverwood International Corp. company guaranty 10 1/4s, 2006                            985,000
             60,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                           59,100
                                                                                                   ----------------
                                                                                                         22,853,382

Pharmaceuticals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,040,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                 1,027,000
          1,730,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                 1,704,050
                                                                                                   ----------------
                                                                                                          2,731,050

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
          1,300,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                  1,280,903
            460,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                    435,768
                                                                                                   ----------------
                                                                                                          1,716,671

Railroads (0.3%)
-------------------------------------------------------------------------------------------------------------------
          8,205,000 CSX Corp. deb. 7.95s, 2027                                                            7,986,501
          7,730,000 Norfolk Southern Corp. sr. notes 6.2s, 2009                                           6,939,221
                                                                                                   ----------------
                                                                                                         14,925,722

Real Estate (0.2%)
-------------------------------------------------------------------------------------------------------------------
          6,680,000 EOP Operating L.P. notes 6.8s, 2009                                                   6,101,512
          3,375,000 EOP Operating L.P. notes 6 3/8s, 2002                                                 3,305,846
                                                                                                   ----------------
                                                                                                          9,407,358

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
          5,100,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                 4,552,056

Retail (0.4%)
-------------------------------------------------------------------------------------------------------------------
          4,380,000 Federated Department Stores, Inc. notes 6.3s, 2009                                    3,727,117
          4,540,000 Kmart Corp. notes 8 3/8s, 2004                                                        4,338,424
            320,000 Kmart Corp. notes 8 1/8s, 2006                                                          296,054
            680,000 Kmart Corp. deb. 7.95s, 2023                                                            535,384
            310,000 Kmart Corp. med. term notes 7.55s, 2004                                                 285,144
          6,490,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              5,220,881
          4,185,000 Sears Roebuck Acceptance Corp. notes 6 1/2s, 2028                                     3,305,564
          1,710,000 Southland Corp. sr. sub. deb. 5s, 2003                                                1,522,191
            695,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               571,638
          2,575,000 Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                 2,364,906
                                                                                                   ----------------
                                                                                                         22,167,303

Semiconductor (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,415,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       2,396,888

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
          1,380,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                1,173,000
            600,000 Pegasus Shipping company guaranty 11 7/8s, 2004 (In default) (NON)                      213,750
                                                                                                   ----------------
                                                                                                          1,386,750

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            280,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                     47,600

Telecommunications (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,080,000 Global Crossing Holdings, Ltd. company guaranty
                    9 5/8s, 2008 (Bermuda)                                                                3,003,000
          3,385,000 Global Crossing Holdings, Ltd. company guaranty
                    9 1/2s, 2009 (Bermuda)                                                                3,283,450
          3,900,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                          1,755,000
            610,000 Logix Communications Enterprises sr. notes 12 1/4s, 2008                                152,500
          7,243,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                    6,917,065
          4,950,000 Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                       4,925,250
          1,000,000 Primus Telecommunications Group, Inc. sr. notes 12 3/4s, 2009                           610,000
          4,730,000 Sprint Capital Corp. company guaranty 6.9s, 2019                                      4,240,918
          2,640,000 Sprint Capital Corp. company guaranty 6 7/8s, 2028                                    2,279,983
         19,695,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                   17,571,879
          4,100,000 U S West Communications, Inc. notes 5 5/8s, 2008                                      3,530,797
            686,000 Viatel, Inc. sr. notes 11 1/2s, 2009                                                    418,460
          1,095,000 Williams Communications Group, Inc. sr. notes 10 7/8s, 2009                           1,040,250
                                                                                                   ----------------
                                                                                                         49,728,552

Telephone (0.2%)
-------------------------------------------------------------------------------------------------------------------
            840,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                               588,000
          5,030,000 GTE Corp. deb. 6.46s, 2008                                                            4,665,929
          2,570,000 Hyperion Telecommunications Corp., Inc. sr. notes
                    Ser. B, 12 1/4s, 2004                                                                 2,518,600
                                                                                                   ----------------
                                                                                                          7,772,529

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            825,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                           820,875
            255,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                             145,350
                                                                                                   ----------------
                                                                                                            966,225

Tobacco (0.3%)
-------------------------------------------------------------------------------------------------------------------
          8,915,000 Imperial Tobacco Global company guaranty 7 1/8s, 2009
                    (Netherlands)                                                                         7,951,110
          4,360,000 Philip Morris Cos., Inc. notes 7 1/4s, 2003                                           4,256,101
          2,925,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                           2,792,439
                                                                                                   ----------------
                                                                                                         14,999,650

Transportation (0.2%)
-------------------------------------------------------------------------------------------------------------------
         10,277,542 Federal Express Corp. pass-through certificates
                    Ser. 1998-1A, 6.72s, 2022                                                             9,561,916

Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,490,116 Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                          3,431,586

Waste Management (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,440,000 Allied Waste Industries, Inc. company guaranty
                    Ser. B, 7 7/8s, 2009                                                                  1,267,200
          7,514,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                      5,184,652
            460,000 Waste Management, Inc. company guaranty 6 7/8s, 2009                                    410,601
          2,250,000 Waste Management, Inc. notes 6 5/8s, 2002                                             2,162,430
          4,560,000 WMX Technologies, Inc. notes 7.7s, 2002                                               4,454,390
                                                                                                   ----------------
                                                                                                         13,479,273

Water Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,960,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                 3,643,200
                                                                                                   ----------------
                    Total Corporate Bonds and Notes (cost $1,019,750,998)                          $    936,600,867

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE

U.S. Government Agency Mortgage Obligations (7.9%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
     $    1,136,595 8 3/4s, with due dates from May 1, 2009 to June 1, 2009                        $      1,158,872
            190,094 6s, June 1, 2029                                                                        174,615
         10,611,000 Federal National Mortgage Association 8s, TBA,
                    August 25, 2030                                                                      10,640,817
                    Federal National Mortgage Association
                    pass-through certificates
             98,528 11s, with due dates from October 1, 2015 to March 1, 2016                               106,686
             70,927 8 3/4s, July 1, 2009                                                                     72,272
         15,668,118 8s, with due dates from November 1, 2024 to June 1, 2028                             15,718,413
         80,597,649 7 1/2s, with due dates from November 1, 2029 to July 1, 2030                         79,435,427
        122,396,115 7s, with due dates from August 1, 2022 to June 1, 2030                              118,205,276
          2,210,686 6 1/2s, with due dates from July 1, 2010 to May 1, 2011                               2,133,687
          1,601,633 6s, September 1, 2029                                                                 1,469,706
          1,024,539 5 1/2s, August 15, 2014                                                                 949,471
                    Government National Mortgage Association
                    pass-through certificates
                712 15s, September 15, 2011                                                                     839
          9,279,175 8 1/2s, with due dates from October 15, 2017 to
                    November 15, 2017                                                                     9,508,658
         94,197,067 8s, with due dates from January 15, 2022 to
                    December 15, 2027                                                                    95,033,840
             16,485 7 1/2s, September 15, 2005                                                               16,446
         51,944,817 7s, with due dates from January 15, 2023 to
                    December 15, 2028                                                                    50,602,929
         13,883,187 6 1/2s, with due dates from September 15, 2024 to
                    August 15, 2027                                                                      13,167,049
             39,807 6 1/2s, March 15, 2002                                                                   39,511
                                                                                                   ----------------
                                                                                                        398,434,514

U.S. Treasury Obligations (1.6%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         15,480,000 6 1/2s, November 15, 2026                                                            16,411,277
         24,960,000 6 1/4s, May 15, 2030                                                                 26,590,138
         23,315,000 6 1/8s, November 15, 2027                                                            23,613,665
                    U.S. Treasury Notes
          4,935,000 6 1/2s, February 15, 2010                                                             5,097,707
          8,245,000 6 1/8s, December 31, 2001 (SEG)                                                       8,211,525
         12,141,000 U. S. Treasury Strip, Interest Only (IO), zero %, May 15, 2026                        2,669,806
                                                                                                   ----------------
                                                                                                         82,594,118
                                                                                                   ----------------
                    Total U.S. Government and Agency Obligations
                    (cost $481,243,572)                                                            $    481,028,632

COLLATERALIZED MORTGAGE OBLIGATIONS (5.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Commercial Mortgage Asset Trust
     $   23,920,000 Ser. 99-C1, Class A3, 6.64s, 2010                                              $     22,638,038
        106,782,034 Ser. 99-C1, Class X, IO, 1.17s, 2020                                                  6,598,796
                    Countrywide Home Loan
          5,768,800 Ser. 98-A12, Class A14, 8s, 2028                                                      5,799,447
          4,920,000 Ser. 98-3, Class A5, 6 3/4s, 2028                                                     4,548,694
          6,795,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                6,150,426
                    Criimi Mae Commercial Mortgage Trust
         18,065,000 Ser. 98-C1, Class A2, 7s, 2011                                                       15,981,880
          4,850,000 Ser. 98-C1, Class B, 7s, 2011                                                         3,904,250
                    CS First Boston Mortgage Securities Corp.
          3,114,000 Ser. 99-C1, Class E, 7.922s s, 2009                                                   3,053,215
         16,870,000 Ser. 00-C1, Class A2, 7.545s, 2010                                                   16,901,631
          5,953,310 DLJ Commercial Mortgage Corp. Ser. 98-CG1,
                    Class A1A, 6.11s, 2007                                                                5,703,550
                    Federal Home Loan Mortgage Corp.
          9,827,365 Ser. 147 Class IO, 8s, 2023                                                           2,914,428
          1,728,000 Ser. 2028, Class SG, IO, 7.738s, 2023                                                   861,300
            889,522 Ser. 2113, Class ZM, 6 1/2s, 2028                                                       706,336
          1,059,797 Ser. 180, Class PO, zero %, 2026                                                        729,935
                    Federal National Mortgage Association
             42,309 Ser. 92-184, Class J, IO, 1146.03s, 2022                                              1,650,045
             30,486 Ser. 92-181, Class PJ, IO, 1007.5s, 2022                                              1,030,428
          8,876,044 Ser. 00-4, Class SX, 8.45s, 2023                                                      8,383,701
          6,102,111 Ser. 237, Class 2, IO, 8s, 2023                                                       1,820,145
         11,187,180 Ser. 218, Class 2, IO, 7.5s, 2023                                                     3,377,130
         45,294,010 Ser. 252, Class 2, IO, 7.5s, 2023                                                    13,871,291
         10,176,082 Ser. 276, Class 2, IO, 6.5s, 2024                                                     3,014,664
          4,343,656 Ser. 97-91, Class SL, IO, 2.76s, 2023                                                   391,608
         17,952,489 Ser. 97-92, Class SM, IO, 2.475s, 2022                                                1,441,809
         15,884,341 Ser. 99-51, Class S, IO, 2.374s, 2029                                                 1,191,326
          5,959,538 Ser. 98-66, Class SB, IO, 1.53s, 2028                                                   283,078
            927,929 Ser. 301, Class 1, Principal Only (PO), zero %, 2029                                    580,536
          5,000,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                               4,654,200
                    General Growth Properties-Homart
          1,325,000 Ser. 99-C1, Class G, 8.089s, 2003                                                     1,327,743
          1,520,000 Ser. 99-C1, Class F, 7.839s, 2003                                                     1,523,147
          6,621,000 General Growth Properties-Ivanhoe Ser. 99-C1,
                    Class F, 8.39s, 2004                                                                  6,629,276
         16,130,000 GMAC Commercial Mortgage Securities Inc. Ser. 99-C1,
                    Class A2, 6.175s, 2033                                                               14,844,011
                    Government National Mortgage Association
          1,317,815 Ser. 99-30, Class SG, 15.39s, 2025                                                    1,219,803
          9,552,742 Ser. 00-17, Class SB, 13.2s, 2026                                                     9,266,160
         17,043,888 Ser. 99-46, Class SQ, IO, 1.824s, 2027                                                  751,635
                    Housing Securities, Inc.
            342,035 Ser. 91-B, Class B6, 9s, 2006                                                           340,111
          1,121,286 Ser. 93-F, Class F9M2, 7s, 2023                                                       1,068,846
            178,349 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      153,371
          3,495,000 LB Commercial Conduit Mortgage Trust Ser. 99-C2,
                    Class B, 7.425s, 2009                                                                 3,442,814
                    Merrill Lynch Mortgage Investors, Inc.
          3,465,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      2,970,155
          4,336,037 Ser. 98-C2, Class A1, 6.22s, 2030                                                     4,203,246
         52,425,690 Ser. 98-C2, Class IO, 1.57s, 2030                                                     3,604,266
          1,996,936 Morgan Stanley Capital I Ser. 98-HF1, Class A1, 6.19s, 2007                           1,931,412
          1,535,000 Morgan Stanley Dean Witter Capital 1 Ser. 00,
                    Class B, 7.638s, 2010                                                                 1,536,919
          5,059,462 Mortgage Capital Funding, Inc. Ser. 98-MC1,
                    Class A1, 6.417s, 2007                                                                4,903,923
         15,410,000 PNC Mortgage Acceptance Corp. Ser. 00-C1,
                    Class A2, 7.61s, 2010                                                                15,470,195
          1,898,804 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                    1,820,972
                    Prudential Home Mortgage Securities 144A
            253,872 Ser. 94-31, Class B3, 8s, 2009                                                          245,938
          1,113,722 Ser. 95-D, Class 5B, 7.54s, 2024                                                      1,023,754
          3,725,000 Residential Funding Mortgage Sec. I Ser. 98-S13,
                    Class A21, 6 3/4s, 2028                                                               3,466,113
                    Ryland Mortgage Securities Corp.
          1,706,785 Ser. 94-7C, Class B1, 7.359s, 2025                                                    1,656,029
          1,205,528 Ser. 94-7C, Class B2, 7.359s, 2025                                                    1,143,368
          6,030,000 Salomon Brothers Mortgage Securities VII Ser. 00-C1,
                    Class A2, 7.52s, 2009                                                                 6,013,041
            572,891 Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                                 568,273
                    Structured Asset Security Corp.
          4,776,736 Ser. 98-RF2, Class A, 8.58s, 2028                                                     4,848,387
         12,496,907 Ser. 99-RF1, Class A, 7.876s, 2028                                                   12,430,517
         22,386,829 Ser. 98-RF3, IO, 6.10s, 2028                                                          4,172,345
         10,775,383 TIAA Retail Commercial Mortgage Trust Ser. 99-1,
                    Class A, 7.17s, 2032                                                                 10,647,425
                                                                                                   ----------------
                    Total Collateralized Mortgage Obligations
                    (cost $263,098,609)                                                            $    261,405,082

ASSET-BACKED SECURITIES (0.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    3,082,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                   $      3,157,417
          4,658,870 First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                           3,463,579
         16,559,000 Ford Credit Auto Owner Trust Ser. 00-C, Class A3, 7.13s, 2002                        16,584,832
         39,284,143 Lehman Manufactured Housing Ser. 98-1, Class 1 IO, 0.82s, 2028                          974,431
          6,693,127 Mach One CDO, Ltd. Ser. 00-1, Class A, 6.7s, 2030                                     6,226,700
                                                                                                   ----------------
                    Total Asset-Backed Securities (cost $32,236,222)                               $     30,406,959

PREFERRED STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              6,243 AmeriKing, Inc. $3.25 Cumulative Preferred (cum. pfd.) (PIK)                   $         49,944
              9,400 Centaur Funding Corp. 144A 9.08% cum. pfd. (Cayman Islands)                           9,874,503
             16,637 CGA Group, Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                          449,199
              6,155 Chevy Chase Preferred Capital Corp. Ser. A, $5.19 pfd.                                  289,285
              3,597 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                      379,484
                265 Fresenius Medical Capital Trust I Ser. D, 9.00%
                    company guaranty, pfd. (Germany)                                                        259,700
              2,105 Fresenius Medical Capital Trust II 7.875%
                    company guaranty, pfd. (Germany)                                                      1,883,974
             27,755 Golden State Bancorp Ser. A, $2.281 pfd.                                                645,304
                102 Paxson Communications Corp. 144A 13.25% cum. pfd. (PIK)                                 989,400
              5,325 Webster Preferred Capital Corp. Ser. A, 7.375% cum. pfd.                              5,218,500
                                                                                                   ----------------
                    Total Preferred Stocks (cost $19,989,375)                                      $     20,039,293

FOREIGN GOVERNMENT BONDS AND NOTES (0.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    1,605,000 Ontario (Province of) sr. unsub. 5 1/2s, 2008                                  $      1,440,086
         16,135,000 Quebec (Province of) sr. unsub. 5 3/4s, 2009                                         14,479,549
                                                                                                   ----------------
                    Total Foreign Government Bonds and Notes
                    (cost $17,574,060)                                                             $     15,919,635

MUNICIPAL BONDS AND NOTES (0.1%) (a) (cost $7,374,329)
PRINCIPAL AMOUNT                                                                          RATING              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    7,380,000 Mashantucket Pequot Tribe 144A bonds,
                    Ser. A, Financial Security Assurance (FSA),
                    6.57s, 9/1/13                                                         Aaa      $      6,511,374

CONVERTIBLE BONDS AND NOTES (--%) (a) (cost $392,658)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $      500,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                   $        386,250

UNITS (--%) (a) (cost $768,967)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
                220 PSF Holdings LLC Class A units (NON)                                           $        220,250

CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost $123,290)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 87 World Access, Inc. 144A Ser. D, zero %, cv. pfd.                               $         84,390

WARRANTS (--%) (a) (NON)                                                                 EXPIRATION
NUMBER OF WARRANTS                                                                       DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
                  3 Anker Coal Group, Inc. 144A                                          10/28/09  $              1
             16,000 CGA Group, Ltd. 144A                                                  2/11/07               160
                180 McCaw International, Ltd.                                             4/15/07               720
                685 Raintree Resort 144A                                                  12/1/04                 6
                280 Telehub Communications Corp.                                          7/31/05               140
                625 UIH Australia/Pacific, Inc. 144A                                      5/15/06            18,750
                                                                                                   ----------------
                    Total Warrants (cost $112,487)                                                 $         19,777

SHORT-TERM INVESTMENTS (2.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   25,000,000 Metlife Funding effective yield of 6.48%, August 28, 2000                      $     24,878,500
         25,000,000 Windmill Funding Corp. effective yield of 6.52%, August 7, 2000                      24,972,833
         92,434,000 Interest in $600,000,00 joint repurchase agreement dated
                    July 31, 2000 with S.B.C. Warburg, Inc. due August 1, 2000 with respect to various U.S. Treasury obligations --
                    maturity value of $92,450,921 for an effective yield
                    of 6.59%                                                                             92,434,000
                                                                                                   ----------------
                    Total Short-Term Investments (cost $142,285,333)                               $    142,285,333
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $5,157,975,733) (b)                                    $  5,076,187,086
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,071,479,891.

  (b) The aggregate identified cost on a tax basis is $5,174,426,585, resulting in gross unrealized appreciation and depreciation of $305,275,322 and $403,514,821, respectively, or net unrealized depreciation of $98,239,499.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this securities was pledged and segregated with the custodian to cover margin requirements for futures contracts at July 31, 2000.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities.
      (Note 1)

----------------------------------------------------------------------
Futures Contracts Outstanding at July 31, 2000
                              Aggregate Face   Expiration  Unrealized
                Total Value       Value           Date    Depreciation
----------------------------------------------------------------------
US Treasury
10 year Notes
(Short)        $ 16,366,563    $ 15,554,014      Sep-00   $  (812,549)
US Treasury
5 year Notes
(Short)         138,884,375     135,661,775      Sep-00    (3,222,600)
US Treasury
20 year Bonds
(Short)          90,682,704      87,491,704      Sep-00    (3,191,000)
----------------------------------------------------------------------
                                                          $(7,226,149)
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $5,157,975,733) (Note 1)                                    $5,076,187,086
-------------------------------------------------------------------------------------------
Foreign currency (cost $1,740)                                                        1,481
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        30,625,864
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,570,777
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   97,163,327
-------------------------------------------------------------------------------------------
Total assets                                                                  5,208,548,535

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  2,866,167
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         73,524
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                10,311
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                115,109,862
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        9,135,101
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      6,454,472
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,234,923
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        80,793
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,469
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,839,376
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              261,646
-------------------------------------------------------------------------------------------
Total liabilities                                                               137,068,644
-------------------------------------------------------------------------------------------
Net assets                                                                   $5,071,479,891

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $5,276,401,535
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,979,175
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (118,885,714)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                    (89,015,105)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $5,071,479,891

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,030,281,188 divided by 192,145,650 shares)                                       $15.77
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.77)*                              $16.73
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,175,947,225 divided by 75,276,888 shares)**                                      $15.62
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($20,642,249 divided by 1,313,697 shares)**                                          $15.71
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($223,245,836 divided by 14,283,526 shares)                                          $15.63
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.63)*                              $16.20
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($621,363,393 divided by 39,315,818 shares)                                          $15.80
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 164,745,914
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $388,816)                                       82,705,975
-------------------------------------------------------------------------------------------
Total investment income                                                         247,451,889

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 28,176,855
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    9,774,983
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    88,415
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     31,427
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             8,649,069
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            14,152,046
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               127,505
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,940,604
-------------------------------------------------------------------------------------------
Other                                                                             1,594,407
-------------------------------------------------------------------------------------------
Total expenses                                                                   64,535,311
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,823,510)
-------------------------------------------------------------------------------------------
Net expenses                                                                     62,711,801
-------------------------------------------------------------------------------------------
Net investment income                                                           184,740,088
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (118,987,959)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1)                                  3,721,816
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          32,947
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                 (141,841)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                              (421,090,211)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (536,465,248)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(351,725,160)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year ended July 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  184,740,088   $  175,875,061
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                        (115,233,196)     450,083,884
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                         (421,232,052)    (152,022,435)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (351,725,160)     473,936,510
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (119,663,388)    (109,146,841)
--------------------------------------------------------------------------------------------------
   Class B                                                            (38,122,667)     (33,139,561)
--------------------------------------------------------------------------------------------------
   Class C                                                               (340,503)              --
--------------------------------------------------------------------------------------------------
   Class M                                                             (7,594,187)      (7,053,301)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (26,741,220)     (17,057,113)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                           (260,498,942)    (235,789,968)
--------------------------------------------------------------------------------------------------
   Class B                                                           (111,069,452)     (93,908,591)
--------------------------------------------------------------------------------------------------
   Class C                                                               (705,260)              --
--------------------------------------------------------------------------------------------------
   Class M                                                            (19,910,206)     (19,043,436)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (55,204,857)     (31,362,904)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital
share transactions (Note 4)                                          (554,176,297)   1,248,141,716
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (1,545,752,139)   1,175,576,511

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   6,617,232,030    5,441,655,519
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,979,175 and $9,972,484, respectively)                 $5,071,479,891   $6,617,232,030
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS  A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.49       $18.82       $18.95       $15.82       $14.90
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .55(c)       .57(c)       .60          .60(c)       .63
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.44)         .90         1.08         4.11         1.50
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.89)        1.47         1.68         4.71         2.13
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.58)        (.55)        (.60)        (.67)        (.58)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.25)       (1.25)       (1.21)        (.91)        (.63)
------------------------------------------------------------------------------------------------
Total distributions                    (1.83)       (1.80)       (1.81)       (1.58)       (1.21)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.77       $18.49       $18.82       $18.95       $15.82
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (5.09)        8.33         9.53        31.52        14.75
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $3,030,281   $3,937,264   $3,387,620   $2,607,562   $1,515,260
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .93          .93         1.00         1.06          .95
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.32         3.10         3.11         3.51         4.07
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                140.92       127.68       126.19       134.80       119.44
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements. (Note 2)

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.33       $18.67       $18.82       $15.74       $14.83
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .42(c)       .43(c)       .46          .46(c)       .51
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.43)         .90         1.07         4.08         1.50
------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.01)        1.33         1.53         4.54         2.01
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.45)        (.42)        (.47)        (.55)        (.47)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.25)       (1.25)       (1.21)        (.91)        (.63)
------------------------------------------------------------------------------------------------
Total distributions                    (1.70)       (1.67)       (1.68)       (1.46)       (1.10)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.62       $18.33       $18.67       $18.82       $15.74
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (5.82)        7.55         8.72        30.46        13.97
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,175,947   $1,641,515   $1,305,897     $888,666     $435,278
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.68         1.68         1.75         1.81         1.71
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.57         2.35         2.37         2.74         3.31
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                140.92       127.68       126.19       134.80       119.44
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements. (Note 2)

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------
                                                                For the period
Per-share                            Year ended                 July 26, 1999+
operating performance                 July 31                     to July 31
------------------------------------------------------------------------------------------------
                                        2000                         1999
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.49                       $18.76
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income (loss)(c)          .42                           --(d)
------------------------------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (1.44)                        (.27)
------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.02)                        (.27)
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.51)                          --
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.25)                          --
------------------------------------------------------------------------------------------------
Total distributions                    (1.76)                          --
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.71                       $18.49
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (5.82)                       (1.44)*
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $20,642                         $565
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.68                          .03*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               2.60                         (.03)*
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                140.92                       127.68
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements. (Note 2)

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.33       $18.67       $18.82       $15.74       $14.84
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .46(c)       .47(c)       .51          .53(c)       .55
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.42)         .90         1.06         4.06         1.50
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.96)        1.37         1.57         4.59         2.05
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.49)        (.46)        (.51)        (.60)        (.52)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.25)       (1.25)       (1.21)        (.91)        (.63)
------------------------------------------------------------------------------------------------
Total distributions                    (1.74)       (1.71)       (1.72)       (1.51)       (1.15)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.63       $18.33       $18.67       $18.82       $15.74
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (5.52)        7.80         8.98        30.83        14.26
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $223,246     $293,336     $276,962     $187,475      $49,541
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.43         1.43         1.50         1.56         1.50
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.82         2.61         2.62         3.05         3.50
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                140.92       127.68       126.19       134.80       119.44
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements. (Note 2)

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended July 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.53       $18.85       $18.98       $15.85       $14.92
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .60(c)       .62(c)       .64          .64(c)       .68
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.46)         .91         1.09         4.11         1.50
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.86)        1.53         1.73         4.75         2.18
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.62)        (.60)        (.65)        (.71)        (.62)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.25)       (1.25)       (1.21)        (.91)        (.63)
------------------------------------------------------------------------------------------------
Total distributions                    (1.87)       (1.85)       (1.86)       (1.62)       (1.25)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $15.80       $18.53       $18.85       $18.98       $15.85
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.89)        8.63         9.79        31.78        15.09
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $621,363     $744,552     $471,176     $356,251     $207,508
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .68          .68          .75          .81          .70
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.57         3.33         3.37         3.74         4.33
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                140.92       127.68       126.19       134.80       119.44
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through brokerage service and expense offset arrangements. (Note 2)

  (c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Net investment income (loss) was less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
July 31, 2000

Note 1
Significant accounting policies

The George Putnam Fund of Boston (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversified portfolio of stocks and bonds which will produce both capital growth and current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of corporate bonds is amortized on a yield-to-maturity basis. Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above. Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended ended July 31, 2000, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2000, the fund had a capital loss carryover of approximately $32,545,000 available to offset future capital gains, if any, which will expire on July 31, 2008.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount and interest on payment-in-kind securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2000, the fund reclassified $728,568 to increase undistributed net investment income and $196,265 to increase paid-in-capital, with an increase to accumulated net realized losses of $924,833. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At July 31, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the year ended July 31, 2000, fund expenses were reduced by $1,823,510 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,946 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $1,104,157 and $24,993 from the sale of class A and class M shares, respectively, and received $3,528,355 and $14,186 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $85,998 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $6,632,285,264 and $7,131,794,661, respectively. Purchases and sales of U.S. government obligations aggregated $1,423,366,571 and $1,936,861,598, respectively.

Note 4
Capital shares

At July 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 48,396,764      $  803,147,003
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               21,399,667         354,500,796
---------------------------------------------------------------------------
                                            69,796,431       1,157,647,799

Shares
repurchased                                (90,615,063)     (1,484,068,506)
---------------------------------------------------------------------------
Net decrease                               (20,818,632)     $ (326,420,707)
---------------------------------------------------------------------------

                                                   Year ended July 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 71,350,723      $1,305,654,213
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               17,951,127         321,277,356
---------------------------------------------------------------------------
                                            89,301,850       1,626,931,569

Shares
repurchased                                (56,386,152)     (1,037,171,935)
---------------------------------------------------------------------------
Net increase                                32,915,698      $  589,759,634
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,255,730       $ 254,308,810
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,560,716         140,755,068
---------------------------------------------------------------------------
                                            23,816,446         395,063,878

Shares
repurchased                                (38,117,467)       (614,767,009)
---------------------------------------------------------------------------
Net decrease                               (14,301,021)      $(219,703,131)
---------------------------------------------------------------------------

                                                   Year ended July 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 32,951,628        $598,596,843
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                6,725,747         119,388,554
---------------------------------------------------------------------------
                                            39,677,375         717,985,397

Shares
repurchased                                (20,061,741)       (363,849,605)
---------------------------------------------------------------------------
Net increase                                19,615,634        $354,135,792
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Shares
---------------------------------------------------------------------------
Shares sold                                  1,466,937         $24,475,924
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   62,168           1,016,777
---------------------------------------------------------------------------
                                             1,529,105          25,492,701

Shares
repurchased                                   (245,991)         (3,958,787)
---------------------------------------------------------------------------
Net increase                                 1,283,114         $21,533,914
---------------------------------------------------------------------------

                                               For the period July 26, 1999
                                               (commencement of operations)
                                                           to July 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     30,583            $571,827
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                                30,583             571,827

Shares
repurchased                                         --                  --
---------------------------------------------------------------------------
Net increase                                    30,583            $571,827
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,284,577        $ 54,757,342
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,656,440          27,222,018
---------------------------------------------------------------------------
                                             4,941,017          81,979,360

Shares
repurchased                                 (6,659,619)       (107,991,397)
---------------------------------------------------------------------------
Net decrease                                (1,718,602)       $(26,012,037)
---------------------------------------------------------------------------

                                                   Year ended July 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,924,357        $107,923,821
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,446,021          25,658,426
---------------------------------------------------------------------------
                                             7,370,378         133,582,247

Shares
repurchased                                 (6,206,656)       (112,934,440)
---------------------------------------------------------------------------
Net increase                                 1,163,722        $ 20,647,807
---------------------------------------------------------------------------

                                                   Year ended July 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,786,628        $299,853,993
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4.984,958          81,946,077
---------------------------------------------------------------------------
                                            22,771,586         381,800,070

Shares
repurchased                                (23,642,911)       (385,374,406)
---------------------------------------------------------------------------
Net decrease                                  (871,325)       $ (3,574,336)
---------------------------------------------------------------------------

                                                   Year ended July 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,650,266        $402,853,725
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,696,088          48,420,017
---------------------------------------------------------------------------
                                            24,346,354         451,273,742

Shares
repurchased                                 (9,159,570)       (168,247,086)
---------------------------------------------------------------------------
Net increase                                15,186,784        $283,026,656
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 37.38% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Deborah F. Kuenstner
Vice President

David L. King
Vice President and Fund Manager

Jeanne L. Mockard
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN021-63665 001/880/242/505  9/00


PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
The George Putnam Fund of Boston
Supplement to Semiannual Report dated 7/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

ANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return:                                      NAV

Six months ended 7/31/00                         -1.13%
1 year                                           -4.89
5 years                                          72.03
Annual average                                   11.46
Life of class (since 11/5/37)                33,847.17
Annual average                                    9.73%
---------------------------------------------------------------------------
Share value:                                       NAV

1/31/00                                         $15.95
7/31/00                                         $15.80
---------------------------------------------------------------------------
                                           Capital gains
Distributions:     No.     Income     Short-term    Long-term     Total
1/31/00-7/31/00     2    $0.320000       $0.00        $0.00     $0.320000
---------------------------------------------------------------------------
Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.